SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
 Amendment No. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2011 (May 25, 2011)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Form 8-K amends and restates the Form 8-K filed by Chembio Diagnostics, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 31, 2011 in response to a letter the Company received from the SEC on June 8, 2011. The SEC requested that the Company modify the disclosure regarding the change in its independent registered public accounting firm to comply specifically with the language in Item 304 of Regulation S-K.

ITEM 4.01.                                   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 25, 2011, the Company, through and with the approval of the Audit Committee of the Company’s Board of Directors, dismissed ParenteBeard LLC (“ParenteBeard”) and engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm.  BDO will be its principal auditor for the fiscal year ended December 31, 2011 as well as for reviewing the quarterly financial reports for the three months ended June 30, 2011 and September 30, 2011.

The reports of independent registered public accounting firm of ParenteBeard regarding the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2010 and 2009, and during the interim period from the end of the most recently completed fiscal year through May 25, 2011, the date of termination, there were no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to such disagreement in its reports.

During the years ended December 31, 2010 and 2009, and during the interim period from the end of the most recently completed fiscal year through May 25, 2011, the date of engagement, the Company did not consult with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered by BDO on the Company’s financial statements.  BDO did not provide the Company a written report or any oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

In addition, during the years ended December 31, 2010 and 2009, and during the interim period from the end of the most recently completed fiscal year through May 25, 2011, the date of engagement, the Company did not consult with BDO on any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in Item304(a)(1)(v) of Regulation S-K).  As such, none of the required disclosures under Item 304(a)(2)(ii) apply.

The Company provided ParenteBeard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that ParenteBeard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated May 31, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Form 8-K.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.
16.1    Letter from ParenteBeard LLC to the SEC dated June 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    June 15, 2011                                                      Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from ParenteBeard LLC to the SEC dated June 15, 2011.